Exhibit 99.1

WARNER BROS. VETERAN JEFFREY SCHLESINGER JOINS KARTOON STUDIOS BOARD OF DIRECTORS

Former President of Warner Bros. Worldwide Television Distribution, and Global Distribution Leader Behind “Friends,” “The Big Bang Theory,” and “Two and a Half Men”

Schlesinger Oversaw World’s Largest Animation Catalogue Including Warner Bros., Hanna-Barbera, and MGM Animation

BEVERLY HILLS, Calif., September XX, 2025 – Kartoon Studios (NYSE American: TOON), a leading global producer and distributor of premium children’s and family entertainment, today announced the appointment of Jeffrey Schlesinger — former President of Warner Bros. Worldwide Television Distribution and one of the most accomplished executives in global media — to its Board of Directors.

Schlesinger brings more than three decades of operational, strategic, financial, and deal-making expertise, having built Warner Bros.’ worldwide television business into a division spanning more than 220 territories and thousands of content partnerships. Under his leadership, Warner Bros. generated recurring revenue in syndication, licensing, and streaming from some of the most valuable television properties of all time, including Friends, The Big Bang Theory, Two and a Half Men, The West Wing, and Game of Thrones, as well as directing the international expansion of Warner Bros. Animation, managing the world’s largest animation library of over 10,000 episodes, featuring Looney Tunes, Hanna-Barbera, Merrie Melodies, MGM Animation, as well as countless iconic properties including Scooby-Doo, The Flintstones, Justice League, among many others.

Beyond the distribution of television series, Schlesinger oversaw the global rollout and monetization of the WB new releases and library feature films to all linear and non-linear outlets worldwide, including the Batman, Harry Potter, and The Lord of the Rings franchises.

“Jeff Schlesinger is one of the most impactful executives in modern media history, and we’re honored to welcome him to the Kartoon Studios board, where I know his impact will be significant and immediate.” said Andy Heyward, Chairman & CEO of Kartoon Studios. “Jeff is like a 5-sport varsity player, who is adept in distribution, finance, technology, content creation, and regulatory matters. With experience scaling a major global distribution business, expertise in global IP monetization, and a proven track record in building high-margin revenue streams from premium content, we believe that Jeff is uniquely qualified to help accelerate Kartoon Studios’ growth strategy. His insights will be instrumental as we seek to expand our global footprint, grow recurring revenue, and unlock significant shareholder value.”

“Kartoon Studios has assembled one of the most dynamic current portfolios of kids and family IP in the industry, and I’m excited to help guide its next phase of global expansion,” said Jeffrey Schlesinger. “With a strong foundation of owned content, strategic partnerships, and scalable distribution platforms, the company is well-positioned to capture significant market share and deliver outsized growth.”

A Strategic Inflection Point for TOON

Schlesinger’s appointment comes as Kartoon Studios advances an ambitious growth plan aimed at capturing a larger share of the global kids’ entertainment market. The company is focused on expanding distribution for its premium IP portfolio — including new franchises based on A.A. Milne’s Winnie the Pooh, Stan Lee Universe, Rainbow Rangers, and Bitcoin Brigade — while building new revenue streams across consumer products, global licensing, FAST/AVOD platforms, and streaming.

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Schlesinger’s addition to the board is expected to accelerate Kartoon Studios’ business model transformation by:

•	Expanding Global Distribution Channels: Leveraging Schlesinger’s deep relationships and deal-making expertise to secure high-value platform partnerships across linear, streaming, and FAST markets worldwide.
•	Driving Revenue Growth: Applying proven strategies to scale recurring revenue from existing and new IP through syndication, licensing, and international co-productions.
•	Enhancing IP Monetization: Structuring and optimizing content exploitation across television, theatrical, digital, and consumer products to maximize long-term asset value.
•	Strengthening Strategic Positioning: Positioning Kartoon Studios as a leading consolidator of high-value children’s entertainment IP and a partner of choice for global media companies.

About Kartoon Studios

Kartoon Studios (NYSE AMERICAN: TOON) is a global leader in children’s and family entertainment, delivering premium content and high-value intellectual property to millions of viewers worldwide. The company’s portfolio features globally recognized brands including the Stan Lee IP, including Stan Lee’s Universe, Hundred Acre Wood’s Winnie and Friends Rainbow Rangers, and more. Kartoon Studios operates Mainframe Studios—one of North America’s largest animation producers—with more than 22,000 minutes of award- winning programming delivered. Through its Toon Media Networks division, including Kartoon Channel!, Kartoon Channel Worldwide in over 60 territories, Ameba, and Frederator Network, Kartoon Studios reaches audiences across linear television, AVOD, SVOD, FAST channels, and top streaming platforms. Kartoon Channel! is consistently rated the #1 kids’ streaming app on the Apple App Store.

Forward-Looking Statements: Certain statements in this press release constitute "forward looking statements" within the meaning of the federal securities laws. Words such as "may," "might," "will," "should," "believe," "expect," "anticipate," "estimate," "continue," "predict," "forecast," "project," "plan," "intend" or similar expressions, or statements regarding intent, belief, or current expectations, are forward-looking statements and include statements regarding: Schlesinger helping to accelerate Kartoon Studio’s growth strategy, Schlesinger’s insights being instrumental as Kartoon Studios’ seeks to expand its global footprint, grow recurring revenue, and unlock significant shareholder value, Kartoon Studios being well-positioned to capture significant market share and deliver outsized growth, advancing an ambitious growth plan aimed at capturing a larger share of the global kids’ entertainment market, expanding distribution for Kartoon Studios’ premium IP portfolio, including new franchises based on A.A. Milne‘s Winnie the Pooh, Stan Lee Universe, Rainbow Rangers, and Bitcoin Brigade, while building new revenue streams across consumer products, global licensing, FAST/AVOD platforms, and streaming, Schlesinger accelerating Kartoon Studios’ business model transformation by expanding global distribution channels and leveraging Schlesinger’s deep relationships and deal-making expertise to secure high-value platform partnerships across linear, streaming, and FAST markets worldwide, to drive revenue growth by applying proven strategies to scale recurring revenue from existing and new IP through syndication, licensing, and international co-productions, to enhance IP monetization by structuring and optimizing content exploitation across television, theatrical, digital, and consumer products to maximize long-term asset value and to position Kartoon Studios as a leading consolidator of high-value children’s entertainment IP and a partner of choice for global media companies. While the Company believes these forward-looking statements are reasonable, undue reliance should not be placed on any such forward-looking statements, which are based on information available to the Company on the date of this release. These forward looking statements are based upon current estimates and assumptions and are subject to various risks and uncertainties, including without limitation; Schlesinger’s ability to contribute to Kartoon Studios’ growth and shareholder value creation as expected; the Company’s ability to advance its growth plan and capture a larger share of the global kids’ entertainment market; the Company’s ability to expand distribution for its premium IP portfolio, including new franchises based on A.A. Milne‘s Winnie the Pooh, Stan Lee Universe, Rainbow Rangers, and Bitcoin Brigade, while building new revenue streams across consumer products, global licensing, FAST/AVOD platforms, and streaming; the Company’s ability to leverage Schlesinger’s relationships and deal-making expertise as expected; the Company’s ability to position itself as a leading consolidator of high-value children’s entertainment IP and a partner of choice for global media companies; the Company’s ability to obtain additional financing on acceptable terms, if at all; general economic and financial conditions; the Company’s ability to anticipate changes in popular culture, media and movies, fashion and technology; competitive pressure from other distributors of content and within the retail market; the Company’s reliance on and relationships with third-party production and animation studios; the Company’s ability to market and advertise its products; the Company’s reliance on third-parties to promote its products; the Company’s ability to keep pace with technological advances; the Company’s ability to protect its intellectual property and those other risk factors set forth in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and in the Company's subsequent filings with the Securities and Exchange Commission. Thus, actual results could be materially different. The Company expressly disclaims any obligation to update or alter statements whether as a result of new information, future events or otherwise, except as required by law.

MEDIA CONTACT: pr@kartoonstudios.com

INVESTOR RELATIONS CONTACT: ir@kartoonstudios.com

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